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                                                                       EXHIBIT 1

                                  CERTIFICATION

         In connection with the Quarterly Report of Europa Cruises Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Deborah A. Vitale, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATE: August 19, 2002                  /s/ DEBORAH A. VITALE
                                       -----------------------------------------
                                       By: Deborah A. Vitale
                                           Chief Executive Officer


         In connection with the Quarterly Report of Europa Cruises Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Zimmerman, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



DATE: August 19, 2002                  /s/ ROBERT ZIMMERMAN
                                       -----------------------------------------
                                       By: Robert Zimmerman
                                           Chief Financial Officer